                                                                   Exhibit 10.51

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (the "Agreement"), dated as of the acceptance date set forth below, by and between Harken Energy Corporation, a Delaware corporation, with headquarters located at 580 WestLake Park Boulevard, Suite 600, Houston, Texas 77079 (the "Company"), and Costa Brava Partners III whose address is 68 Harvard Street, Brookline, MA 02445 ("Costa Brava") and John C. Lydecker, an individual whose address is 41 Birch Road, Darien, CT 06820 ("Lydecker") (Costa Brava and Lydecker hereinafter collectively referred to as the "Noteholders").

                              W I T N E S S E T H:

     WHEREAS, the undersigned Noteholders hereby offer, upon the terms and subject to the limitations and conditions contained in this Agreement, to exchange 5% Senior Convertible Notes Due May 26, 2003 issued by the Company and held by the Noteholder (the "Exchange Notes") in the combined and outstanding principal amount of TWO MILLION THREE HUNDRED THOUSAND DOLLARS ($2,300,000) (the "Exchange Notes Principal") in return for a cash payment as described hereinafter and Promissory Notes as set forth in the form of Promissory Notes in Exhibits "A" and "B" attached and incorporated herein by reference for all purposes; and

     WHEREAS, the Company wishes to accept such offer to exchange the Exchange Notes for the cash and Promissory Note described herein subject to the conditions of this Agreement;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. TERMS OF THE EXCHANGE: Upon the terms and subject to the limitations and conditions set forth in this Agreement, the undersigned Noteholders hereby offer to exchange, and the Company hereby accepts for exchange, the Exchange Notes.

     1.1  The Company agrees to provide:

          (a). a cash payment payable to Costa Brava on or before May 30, 2003 in the amount of EIGHT HUNDRED FIVE THOUSAND DOLLARS ($805,000) (35% of the Exchange Notes Principal); and

          (b). a Promissory Note payable to Lydecker in the principal sum of SIX HUNDRED THIRTY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($637,500) pursuant to the terms and conditions as set forth in Exhibit "A" hereto.

          (c). a Promissory Note payable to Costa Brava in the principal sum of THREE HUNDRED NINETY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($397,500) pursuant to the terms and conditions as set forth in Exhibit "B" hereto.

     1.2 The Noteholders agree to deliver the Exchange Notes to the Company or its designee within 5

(five) business days or less following the execution of this Agreement. Costa Brava further agrees to provide to the Company the wire instructions for the cash payment portion of the exchange no later than 3 business days before payment is due by the Company.

2. NOTEHOLDERS REPRESENTATIONS AND WARRANTIES: The Noteholders represent and warrant to, and covenant and agree with, the Company as follows:

     2.1 Lydecker is the legal owner and holder of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000) face amount of the Exchange Notes and will deliver said Exchange Notes free and clear of all liens, claims, encumbrances, and security interests;

     2.2 Costa Brava is the legal owner and holder of ONE MILLION FIVE HUNDRED FIFTY THOUSAND DOLLARS ($1,550,000) face amount of the Exchange Notes and will deliver said Exchange Notes free and clear of all liens, claims, encumbrances, and security interests.

     2.3 The Noteholders have all necessary power and authority to execute and deliver this Agreement and to consummate the transaction contemplated herein;

     2.4 The Noteholders are in compliance with any and all U. S. securities laws as such laws might apply to the Exchange Notes, and participation by the Noteholder in the transactions contemplated herein does not and will not violate such securities laws;

     2.5 The Noteholders are acquiring the Promissory Notes for their own account for investment only and not with a view towards the public sale or distribution thereof;

     2.6 This Agreement has been duly and validly authorized, executed and delivered on behalf of the Noteholders and is a valid and binding agreement of the Noteholders enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

3. COMPANY REPRESENTATIONS AND WARRANTIES: The Company represents and warrants to the Noteholder that:

     3.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the State of Texas. The Company has full power and authority to enter into this Agreement and consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms.

     3.2 This Agreement, when signed and delivered by Noteholders to the Company and then accepted by the Company, shall have been duly and validly authorized, executed and delivered on behalf of the Company and shall be a valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

     3.3 The Company is not aware of any authorization, approval or consent of any governmental body which is required to be obtained by the Company for the issuance of the Promissory Notes to the Noteholder as contemplated by this Agreement.

4.   ADDITIONAL COMPANY COVENANTS

     4.1 In connection with the Promissory Notes to be provided pursuant to the terms of this Agreement, the Company agrees, so long as any payment obligation under the Promissory Notes remains outstanding, to comply with the Section 10.10 "Limitation on Other Indebtedness" and Section 10.11 "Limitation on Liens" as set out in that certain Trust Indenture executed by the Company on May 28, 1998 in connection with the Exchange Notes (the "Trust Indenture"). Said Sections
10.10 and 10.11 of the Trust Indenture hereby are incorporated by reference for the limited purpose of this paragraph 4.

     4.2 The Company agrees that the obligations under this Agreement and respective Promissory Notes shall hold the same status as more fully set out in
Section 14.01 "Seniority of Notes" of the Trust Indenture with respect to the Indebtedness (as defined in the Trust Indenture) and Subordinated Obligations (as defined in the Trust Indenture). Said Section 14.01 and definitions for Indebtedness and Subordinated Obligations of the Trust Indenture hereby are incorporated by reference for the limited purpose of this paragraph 4.

5.   CONDITIONS TO THE COMPANY'S OBLIGATION TO EXCHANGE

     The Noteholders understand that the Company's obligation to complete the exchange of the Exchange Notes pursuant to this Agreement is conditioned upon:

     5.1 The receipt and acceptance in its sole and absolute discretion by the Company of this Exchange Agreement from the Noteholders as evidenced solely by the execution and delivery to Noteholders of this Agreement by the Company;

     5.2 Timely delivery by the Noteholders of the Exchange Notes in accordance with this Agreement, and

     5.3 The accuracy on the Acceptance Date of the representations and warranties of the Noteholder contained in this Agreement.

6.   CONDITIONS TO THE NOTEHOLDERS' OBLIGATION TO EXCHANGE

     The Company understands that the Noteholders' obligation to accept the Promissory Notes and the cash consideration is conditioned upon:

     6.1 Delivery by the Company to the Note holder of this Agreement duly executed by the Company in acceptance thereof; and

     6.2 The accuracy on the acceptance date of the representations and warranties of the Company contained in this Agreement and the performance by the Company on or before the acceptance date of all covenants and agreements of the Company required to be performed on or before such acceptance date.

7.   INDEMNITY: The Noteholders and Company acknowledge that M.J. Whitman,
LLC ('MJW") is serving as intermediary in bringing together noteholders signing this Agreement and the Company. Noteholder and Company agree that the responsibilities of MJW shall be limited solely to facilitating this Agreement and that that MJW shall have no responsibility for ensuring compliance of Noteholder or the Company with any or all legal or regulatory requirements that may apply to either of them relating to this transaction. Noteholder and Company each agree to hold MJW and its affiliates, agents and employees harmless against any claim relating to a failure of either Noteholder or Company or any of their respective affiliates, agents or employees to fulfill any legal or regulatory requirement relating to this transaction. Further, Company hereby agrees to indemnify MJW and its affiliates, agents and employees against any liability that any of them may incur relating to this transaction (including but not limited to reasonable attorney's fees) as a result of the failure of Company or any of its respective affiliates, agents or employees to fulfill any legal or regulatory requirement relating to this transaction.

8.   GOVERNING LAW; MISCELLANEOUS.

     8.1 This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to its conflict of law rules.

     8.2 A facsimile transmission of this signed agreement shall be legal and binding on all parties hereto.

     8.3 The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     8.4 This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

9. ENTIRE UNDERSTANDING. This Agreement (including the attachments hereto) constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, whether written or oral. This Agreement may be amended only in a written document duly executed by both parties hereto.

10. NOTICES. Any notice to be given by the Company hereunder shall be deemed served if faxed to Noteholder at facsimile number 212-888-6016 with a telephone confirmation from Noteholder of receipt or if delivered to the Noteholder at its address set out in this Agreement. Any notice to be given by Noteholder hereunder shall be given by Noteholder and shall be deemed served if faxed to the Company at facsimile number (281) 504-6453 (Attention Elmer Johnston) with a telephone confirmation from the Company of receipt or if delivered to the Company at its address set out in this Agreement.

11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Either party may enter into this Agreement by executing any such counterpart.

IN WITNESS whereof, this Agreement has been entered into as of the day and year first above written.


COSTA BRAVA PARTNERS III


By:
       ---------------------------------
Title:
       ---------------------------------


NOTEHOLDER'S
IRS TAXPAYER NO.: 04-3387028
                  ----------


JOHN C. LYDECKER


By:
      ----------------------------------
Title:
      ----------------------------------


NOTEHOLDER'S
IRS TAXPAYER NO.: ###-##-####
                  -----------


This Agreement has been accepted by the Company as of the date set forth below (the "Acceptance Date").

HARKEN ENERGY CORPORATION


By:
    ------------------------------------
       Anna M. Williams
Title: Vice President and CFO


Date of Acceptance by the Company:   May 26, 2003

                                   EXHIBIT "A"
                                   -----------
                                 PROMISSORY NOTE

$637,500                                                  April 1, 2003

FOR VALUE RECEIVED, Harken Energy Corporation (hereafter "Maker"), promises to pay to the order of John C. Lydecker (the "Holder") the principal sum of SIX HUNDRED THIRTY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($637,500) together with interest on the unpaid principal from the date hereof at an annual rate of 10% for the ensuing interest bearing period. An initial installment of principal in the amount of THREE HUNDRED FIFTY FOUR THOUSAND ONE HUNDRED SIXTY SEVEN DOLLARS ($354,167) together with accrued interest shall be payable on or before October 31, 2003. A second and final installment of principal in the amount of TWO HUNDRED EIGHTY THREE THOUSAND THREE HUNDRED THIRTY THREE DOLLARS ($283,333) together with accrued interest shall be payable not later than April 30, 2004. All installments of principal and interest shall be payable at such place as may hereafter be designated by the Holder.

Upon the occurrence of any one or more of the following events, the entire principal balance remaining unpaid hereon together with all the interest accrued thereon shall forthwith become due and payable at the option of the Holder exercised by written notice:

     (a) a default in the payment of all or any part of any installment of principal or interest when and as the same shall become due and payable provided, however, that Holder shall first provide notice in writing to Maker of said default and allow Maker a period of no less than twenty (20) business days to cure the default; or

     (b) a receiver, trustee or similar official shall be appointed for the Maker or of the whole or any part of its property or any proceeding seeking the adjudication of the Maker as insolvent or seeking the liquidation, reorganization, adjustment or composition of the Maker's debts under any law relating to bankruptcy, insolvency or reorganization by or against the Maker and such appointment or proceeding continues undismissed or unvacated for a period of sixty
          (60) days; or

     (c) a breach by the Maker of any of the covenants set out in Section 4 of the Exchange Agreement.

This Promissory Note is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without application of the conflict of laws provisions or principles thereof. All persons and entities in any manner obligated under this Promissory Note hereby consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by federal or New York law.

                                        HARKEN ENERGY CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:  Anna M. Williams
                                        Title: Vice President and CFO

                                   EXHIBIT "B"
                                   -----------

                                 PROMISSORY NOTE

$397,500                                                   April 1, 2003

FOR VALUE RECEIVED, Harken Energy Corporation (hereafter "Maker"), promises to pay to the order of Costa Brava Partners III (the "Holder") the principal sum of THREE HUNDRED NINETY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($397,500) together with interest on the unpaid principal from the date hereof at an annual rate of 10% for the ensuing interest bearing period. An initial installment of principal in the amount of TWO HUNDRED TWENTY THOUSAND EIGHT HUNDRED THIRTY THREE DOLLARS ($220,833) together with accrued interest shall be payable on or before October 31, 2003. A second and final installment of principal in the amount of ONE HUNDRED SEVENTY SIX THOUSAND SIX HUNDRED SIXTY SEVEN DOLLARS ($176,667) together with accrued interest shall be payable not later than April 30, 2004. All installments of principal and interest shall be payable at such place as may hereafter be designated by the Holder.

Upon the occurrence of any one or more of the following events, the entire principal balance remaining unpaid hereon together with all the interest accrued thereon shall forthwith become due and payable at the option of the Holder exercised by written notice:

     (c) a default in the payment of all or any part of any installment of principal or interest when and as the same shall become due and payable provided, however, that Holder shall first provide notice in writing to Maker of said default and allow Maker a period of no less than twenty (20) business days to cure the default; or

     (d) a receiver, trustee or similar official shall be appointed for the Maker or of the whole or any part of its property or any proceeding seeking the adjudication of the Maker as insolvent or seeking the liquidation, reorganization, adjustment or composition of the Maker's debts under any law relating to bankruptcy, insolvency or reorganization by or against the Maker and such appointment or proceeding continues undismissed or unvacated for a period of sixty
          (60) days; or

     (c) a breach by the Maker of any of the covenants set out in Section 4 of the Exchange Agreement.

This Promissory Note is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without application of the conflict of laws provisions or principles thereof. All persons and entities in any manner obligated under this Promissory Note hereby consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by federal or New York law.

                                        HARKEN ENERGY CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:  Anna M. Williams
                                        Title: Vice President and CFO

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (the "Agreement"), dated as of the acceptance date set forth below, by and between Harken Energy Corporation, a Delaware corporation, with headquarters located at 580 WestLake Park Boulevard, Suite 600, Houston, Texas 77079 (the "Company"), and Timothy J. Holt and Paula B. Holt, JTWROS, individuals whose address is 16 Lake Shore Drive, Montville, NJ 07045-9721 (the "Noteholder").

                              W I T N E S S E T H:

     WHEREAS, the undersigned Noteholder hereby offers, upon the terms and subject to the limitations and conditions contained in this Agreement, to exchange 5% Senior Convertible Notes Due May 26, 2003 issued by the Company and held by the Noteholder (the "Exchange Notes") in the combined and outstanding principal amount of ONE HUNDRED THOUSAND DOLLARS ($100,000) (the "Exchange Notes Principal") in return for a cash payment as described hereinafter and a Promissory Note as set forth in the form of Promissory Note in Exhibit "A" attached and incorporated herein by reference for all purposes; and

     WHEREAS, the Company wishes to accept such offer to exchange the Exchange Notes for the cash and Promissory Note described herein subject to the conditions of this Agreement;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. TERMS OF THE EXCHANGE: Upon the terms and subject to the limitations and conditions set forth in this Agreement, the undersigned Noteholder hereby offers to exchange, and the Company hereby accepts for exchange, the Exchange Notes.

     1.1  The Company agrees to provide to the Noteholder:

          (a). a cash payment payable on or before May 30, 2003 in an amount of THIRTY FIVE THOUSAND DOLLARS ($35,000) (35% of the Exchange Notes Principal); and

          (b). a Promissory Note in a principal sum of FORTY FIVE THOUSAND DOLLARS ($45,000) (45% of the Exchange Notes Principal) pursuant to the terms and conditions as set forth in Exhibit "A" hereto.

     1.2 Noteholder agrees to deliver the Exchange Notes to the Company or its designee within 5 (five) business days or less following the execution of this Agreement. Noteholder further agrees to provide to the Company the wire instructions for the cash payment portion of the exchange no later than 3 business days before payment is due by the Company.

2. NOTEHOLDER REPRESENTATIONS AND WARRANTIES: The Noteholder represents and warrants to, and covenants and agrees with, the Company as follows:

     2.1 The Noteholder is the legal owner and holder of the Exchange Notes and will deliver the Exchange Notes free and clear of all liens, claims encumbrances, and security interests;

     2.2 The Noteholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transaction contemplated herein;

     2.3 The Noteholder is in compliance with any and all U. S. securities laws as such laws might apply to the Exchange Notes, and participation by the Noteholder in the transactions contemplated herein does not and will not violate such securities laws;

     2.4 The Noteholder is acquiring the Promissory Notes for its own account for investment only and not with a view towards the public sale or distribution thereof;

     2.5 This Agreement has been duly and validly authorized, executed and delivered on behalf of the Noteholder and is a valid and binding agreement of the Noteholder enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

3. COMPANY REPRESENTATIONS AND WARRANTIES: The Company represents and warrants to the Noteholder that:

     3.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the State of Texas. The Company has full power and authority to enter into this Agreement and consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms.

     3.2 This Agreement, when signed and delivered by Noteholder to the Company and then accepted by the Company, shall have been duly and validly authorized, executed and delivered on behalf of the Company and shall be a valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

     3.3 The Company is not aware of any authorization, approval or consent of any governmental body which is required to be obtained by the Company for the issuance of the Promissory Notes to the Noteholder as contemplated by this Agreement.

4.   ADDITIONAL COMPANY COVENANTS

     4.1 In connection with the Promissory Note to be provided pursuant to the terms of this Agreement, the Company agrees, so long as any payment obligation under the Promissory Note remains outstanding, to comply with the Section 10.10 "Limitation on Other Indebtedness" and Section 10.11 "Limitation on Liens" as set out in that certain Trust Indenture executed by the Company on May 28, 1998 in connection with the Exchange Notes (the "Trust Indenture"). Said Sections
10.10 and 10.11 of the Trust Indenture hereby are incorporated by reference for the limited purpose of this paragraph 4.

     4.2 The Company agrees that the obligations under this Agreement and respective Promissory Note shall hold the same status as more fully set out in
Section 14.01 "Seniority of Notes" of the Trust Indenture with respect to the Indebtedness (as defined in the Trust Indenture) and Subordinated Obligations (as defined in the Trust Indenture). Said Section 14.01 and definitions for Indebtedness and Subordinated Obligations of the Trust Indenture hereby are incorporated by reference for the limited purpose of this paragraph 4.

5.   CONDITIONS TO THE COMPANY'S OBLIGATION TO EXCHANGE

     The Noteholder understands that the Company's obligation to complete the exchange of the Exchange Notes pursuant to this Agreement is conditioned upon:

     5.2 The receipt and acceptance in its sole and absolute discretion by the Company of this Exchange Agreement from the Noteholder as evidenced solely by the execution and delivery to Noteholder of this Agreement by the Company;

     5.2 Timely delivery by the Noteholder of the Exchange Notes in accordance with this Agreement, and

     5.3 The accuracy on the Acceptance Date of the representations and warranties of the Noteholder contained in this Agreement.

6.   CONDITIONS TO THE NOTEHOLDER'S OBLIGATION TO EXCHANGE

     The Company understands that the Noteholder's obligation to accept the Promissory Notes and the cash consideration is conditioned upon:

     6.1 Delivery by the Company to the Note holder of this Agreement duly executed by the Company in acceptance thereof; and

     6.2 The accuracy on the acceptance date of the representations and warranties of the Company contained in this Agreement and the performance by the Company on or before the acceptance date of all covenants and agreements of the Company required to be performed on or before such acceptance date.

7. INDEMNITY: Noteholder and Company acknowledge that M.J. Whitman, LLC ( 'MJW") is serving as intermediary in bringing together noteholders signing this Agreement and the Company. Noteholder and Company agree that the responsibilities of MJW shall be limited solely to facilitating this Agreement and that that MJW shall have no responsibility for ensuring compliance of Noteholder or the Company with any or all legal or regulatory requirements that may apply to either of them relating to this transaction. Noteholder and Company each agree to hold MJW and its affiliates, agents and employees harmless against any claim relating to a failure of either Noteholder or Company or any of their respective affiliates, agents or employees to fulfill any legal or regulatory requirement relating to this transaction. Further, Company hereby agrees to indemnify MJW and its affiliates, agents and employees against any liability that any of them may incur relating to this transaction (including but not limited to reasonable attorney's fees) as a result of the failure of Company or any of its respective affiliates, agents or employees to fulfill any legal or regulatory requirement relating to this transaction.

8.   GOVERNING LAW; MISCELLANEOUS.

     8.1 This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to its conflict of law rules.

     8.2 A facsimile transmission of this signed agreement shall be legal and binding on all parties hereto.

     8.3 The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     8.4 This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

9. ENTIRE UNDERSTANDING. This Agreement (including the attachments hereto) constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, whether written or oral. This Agreement may be amended only in a written document duly executed by both parties hereto.

10. NOTICES. Any notice to be given by the Company hereunder shall be deemed served if faxed to Noteholder at facsimile number 212-888-6016 with a telephone confirmation from Noteholder of receipt or if delivered to the Noteholder at its address set out in this Agreement. Any notice to be given by Noteholder hereunder shall be given by Noteholder and shall be deemed served if faxed to the Company at facsimile number (281) 504-6453 (Attention Elmer Johnston) with a telephone confirmation from the Company of receipt or if delivered to the Company at its address set out in this Agreement.

11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Either party may enter into this Agreement by executing any such counterpart.

IN WITNESS whereof, this Agreement has been entered into as of the day and year first above written.


TIMOTHY J. HOLT AND PAULA B. HOLT, JTWROS


By:
      ----------------------------------
Title:
      ----------------------------------


NOTEHOLDER'S
IRS TAXPAYER NO.:   ###-##-####
                  -------------


This Agreement has been accepted by the Company as of the date set forth below (the "Acceptance Date").

HARKEN ENERGY CORPORATION


By:
         -------------------------------
         Anna M. Williams
Title:   Vice President and CFO


Date of Acceptance by the Company:  May 26, 2003

                                   EXHIBIT "A"
                                   -----------

                                 PROMISSORY NOTE

$45,000                                                            April 1, 2003

FOR VALUE RECEIVED, Harken Energy Corporation (hereafter "Maker"), promises to pay to the order of Timothy J. Holt and Paula B. Holt, JTWROS (the "Holder") the principal sum of FORTY FIVE THOUSAND DOLLARS ($45,000) together with interest on the unpaid principal from the date hereof at an annual rate of 10% for the ensuing interest bearing period. An initial installment of principal in the amount of TWENTY FIVE THOUSAND DOLLARS ($25,000) together with accrued interest shall be payable on or before October 31, 2003. A second and final installment of principal in the amount of TWENTY THOUSAND DOLLARS ($20,000) together with accrued interest shall be payable not later than April 30, 2004. All installments of principal and interest shall be payable at such place as may hereafter be designated by the Holder.

Upon the occurrence of any one or more of the following events, the entire principal balance remaining unpaid hereon together with all the interest accrued thereon shall forthwith become due and payable at the option of the Holder exercised by written notice:

     (a) a default in the payment of all or any part of any installment of principal or interest when and as the same shall become due and payable provided, however, that Holder shall first provide notice in writing to Maker of said default and allow Maker a period of no less than twenty (20) business days to cure the default; or

     (b) a receiver, trustee or similar official shall be appointed for the Maker or of the whole or any part of its property or any proceeding seeking the adjudication of the Maker as insolvent or seeking the liquidation, reorganization, adjustment or composition of the Maker's debts under any law relating to bankruptcy, insolvency or reorganization by or against the Maker and such appointment or proceeding continues undismissed or unvacated for a period of sixty
          (60) days; or

     (c) a breach by the Maker of any of the covenants set out in Section 4 of the Exchange Agreement.

This Promissory Note is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without application of the conflict of laws provisions or principles thereof. All persons and entities in any manner obligated under this Promissory Note hereby consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by federal or New York law.

                                        HARKEN ENERGY CORPORATION

                                        By:
                                           -------------------------------------
                                        Name:  Anna M. Williams
                                        Title: Vice President and CFO

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (the "Agreement"), dated as of the acceptance date set forth below, by and between Harken Energy Corporation, a Delaware corporation, with headquarters located at 580 WestLake Park Boulevard, Suite 600, Houston, Texas 77079 (the "Company"), and Terry Marbach, an individual whose address is 9704 West Raintree Dr., Columbus, IN 47201 (the "Noteholder").

                              W I T N E S S E T H:

     WHEREAS, the undersigned Noteholder hereby offers, upon the terms and subject to the limitations and conditions contained in this Agreement, to exchange 5% Senior Convertible Notes Due May 26, 2003 issued by the Company and held by the Noteholder (the "Exchange Notes") in the combined and outstanding principal amount of TWO HUNDRED THOUSAND DOLLARS ($200,000) (the "Exchange Notes Principal") in return for a cash payment as described hereinafter and a Promissory Note as set forth in the form of Promissory Note in Exhibit "A" attached and incorporated herein by reference for all purposes; and

     WHEREAS, the Company wishes to accept such offer to exchange the Exchange Notes for the cash and Promissory Note described herein subject to the conditions of this Agreement;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. TERMS OF THE EXCHANGE: Upon the terms and subject to the limitations and conditions set forth in this Agreement, the undersigned Noteholder hereby offers to exchange, and the Company hereby accepts for exchange, the Exchange Notes.

     1.1  The Company agrees to provide to the Noteholder:

          (a). a cash payment payable on or before May 30, 2003 in an amount of SEVENTY THOUSAND DOLLARS ($70,000) (35% of the Exchange Notes Principal); and

          (b). a Promissory Note in a principal sum of NINETY THOUSAND DOLLARS ($90,000) (45% of the Exchange Notes Principal) pursuant to the terms and conditions as set forth in Exhibit "A" hereto.

     1.2 Noteholder agrees to deliver the Exchange Notes to the Company or its designee within 5 (five) business days or less following the execution of this Agreement. Noteholder further agrees to provide to the Company the wire instructions for the cash payment portion of the exchange no later than 3 business days before payment is due by the Company.

2. NOTEHOLDER REPRESENTATIONS AND WARRANTIES: The Noteholder represents and warrants to, and covenants and agrees with, the Company as follows:

     2.1 The Noteholder is the legal owner and holder of the Exchange Notes and will deliver the Exchange Notes free and clear of all liens, claims encumbrances, and security interests;

     2.2 The Noteholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transaction contemplated herein;

     2.3 The Noteholder is in compliance with any and all U. S. securities laws as such laws might apply to the Exchange Notes, and participation by the Noteholder in the transactions contemplated herein does not and will not violate such securities laws;

     2.4 The Noteholder is acquiring the Promissory Notes for its own account for investment only and not with a view towards the public sale or distribution thereof;

     2.5 This Agreement has been duly and validly authorized, executed and delivered on behalf of the Noteholder and is a valid and binding agreement of the Noteholder enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

3. COMPANY REPRESENTATIONS AND WARRANTIES: The Company represents and warrants to the Noteholder that:

     3.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the State of Texas. The Company has full power and authority to enter into this Agreement and consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms.

     3.2 This Agreement, when signed and delivered by Noteholder to the Company and then accepted by the Company, shall have been duly and validly authorized, executed and delivered on behalf of the Company and shall be a valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws -affecting the enforcement of creditors' rights generally.

     3.3 The Company is not aware of any authorization, approval or consent of any governmental body which is required to be obtained by the Company for the issuance of the Promissory Notes to the Noteholder as contemplated by this Agreement.

4.   ADDITIONAL  COMPANY COVENANTS

     4.1 In connection with the Promissory Note to be provided pursuant to the terms of this Agreement, the Company agrees, so long as any payment obligation under the Promissory Note remains outstanding, to comply with the Section 10.10 "Limitation on Other Indebtedness" and Section 10.11 "Limitation on Liens" as set out in that certain Trust Indenture executed by the Company on May 28, 1998 in connection with the Exchange Notes (the "Trust Indenture"). Said Sections
10.10 and 10.11 of the Trust Indenture hereby are incorporated by reference for the limited purpose of this paragraph 4.

     4.2 The Company agrees that the obligations under this Agreement and respective Promissory Note shall hold the same status as more fully set out in
Section 14.01 "Seniority of Notes" of the Trust Indenture with respect to the Indebtedness (as defined in the Trust Indenture) and Subordinated Obligations (as defined in the Trust Indenture). Said Section 14.01 and definitions for Indebtedness and Subordinated Obligations of the Trust Indenture hereby are incorporated by reference for the limited purpose of this paragraph 4.

5.   CONDITIONS TO THE COMPANY'S OBLIGATION TO EXCHANGE

     The Noteholder understands that the Company's obligation to complete the exchange of the Exchange Notes pursuant to this Agreement is conditioned upon:

     5.1 The receipt and acceptance in its sole and absolute discretion by the Company of this Exchange Agreement from the Noteholder as evidenced solely by the execution and delivery to Noteholder of this Agreement by the Company;

     5.2 Timely delivery by the Noteholder of the Exchange Notes in accordance with this Agreement, and

     5.3 The accuracy on the Acceptance Date of the representations and warranties of the Noteholder contained in this Agreement.

6.   CONDITIONS TO THE NOTEHOLDER'S OBLIGATION TO EXCHANGE

     The Company understands that the Noteholder's obligation to accept the Promissory Notes and the cash consideration is conditioned upon:

     6.1 Delivery by the Company to the Note holder of this Agreement duly executed by the Company in acceptance thereof; and

     6.2 The accuracy on the acceptance date of the representations and warranties of the Company contained in this Agreement and the performance by the Company on or before the acceptance date of all covenants and agreements of the Company required to be performed on or before such acceptance date.

7.   INDEMNITY: Noteholder and Company acknowledge that M.J. Whitman, LLC
( 'MJW") is serving as intermediary in bringing together noteholders signing this Agreement and the Company. Noteholder and Company agree that the responsibilities of MJW shall be limited solely to facilitating this Agreement and that that MJW shall have no responsibility for ensuring compliance of Noteholder or the Company with any or all legal or regulatory requirements that may apply to either of them relating to this transaction. Noteholder and Company each agree to hold MJW and its affiliates, agents and employees harmless against any claim relating to a failure of either Noteholder or Company or any of their respective affiliates, agents or employees to fulfill any legal or regulatory requirement relating to this transaction. Further, Company hereby agrees to indemnify MJW and its affiliates, agents and employees against any liability that any of them may incur relating to this transaction (including but not limited to reasonable attorney's fees) as a result of the failure of Company or any of its respective affiliates, agents or employees to fulfill any legal or regulatory requirement relating to this transaction.

8.   GOVERNING LAW; MISCELLANEOUS.

     8.1 This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to its conflict of law rules.

     8.2 A facsimile transmission of this signed agreement shall be legal and binding on all parties hereto.

     8.3 The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     8.4 This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

9. ENTIRE UNDERSTANDING. This Agreement (including the attachments hereto) constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, whether written or oral. This Agreement may be amended only in a written document duly executed by both parties hereto.

10. NOTICES. Any notice to be given by the Company hereunder shall be deemed served if faxed to Noteholder at facsimile number 212-888-6016 with a telephone confirmation from Noteholder of receipt or if delivered to the Noteholder at its address set out in this Agreement. Any notice to be given by Noteholder hereunder shall be given by Noteholder and shall be deemed served if faxed to the Company at facsimile number (281) 504-6453 (Attention Elmer Johnston) with a telephone confirmation from the Company of receipt or if delivered to the Company at its address set out in this Agreement.

11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Either party may enter into this Agreement by executing any such counterpart.

IN WITNESS whereof, this Agreement has been entered into as of the day and year first above written.

TERRY MARBACH

By:
   -------------------------------
Title:
      ----------------------------


NOTEHOLDER'S
IRS TAXPAYER NO.: ###-##-####
                  -----------

This Agreement has been accepted by the Company as of the date set forth below (the "Acceptance Date").

HARKEN ENERGY CORPORATION


By:
        ---------------------
        Anna M. Williams
Title:  Vice President & CFO


Date of Acceptance by the Company: May 26, 2003

                                   EXHIBIT "A"
                                   -----------

                                 PROMISSORY NOTE

$90,000                                                            April 1, 2003

FOR VALUE RECEIVED, Harken Energy Corporation (hereafter "Maker"), promises to pay to the order of Terry Marbach(the "Holder") the principal sum of NINETY THOUSAND DOLLARS ($90,000) together with interest on the unpaid principal from the date hereof at an annual rate of 10% for the ensuing interest bearing period. An initial installment of principal in the amount of FIFTY THOUSAND DOLLARS ($50,000) together with accrued interest shall be payable on or before October 31, 2003. A second and final installment of principal in the amount of FORTY THOUSAND DOLLARS ($40,000) together with accrued interest shall be payable not later than April 30, 2004. All installments of principal and interest shall be payable at such place as may hereafter be designated by the Holder.

Upon the occurrence of any one or more of the following events, the entire principal balance remaining unpaid hereon together with all the interest accrued thereon shall forthwith become due and payable at the option of the Holder exercised by written notice:

     (a) a default in the payment of all or any part of any installment of principal or interest when and as the same shall become due and payable provided, however, that Holder shall first provide notice in writing to Maker of said default and allow Maker a period of no less than twenty (20) business days to cure the default; or

     (b) a receiver, trustee or similar official shall be appointed for the Maker or of the whole or any part of its property or any proceeding seeking the adjudication of the Maker as insolvent or seeking the liquidation, reorganization, adjustment or composition of the Maker's debts under any law relating to bankruptcy, insolvency or reorganization by or against the Maker and such appointment or proceeding continues undismissed or unvacated for a period of sixty
          (60) days; or

     (c) a breach by the Maker of any of the covenants set out in Section 4 of the Exchange Agreement.

This Promissory Note is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without application of the conflict of laws provisions or principles thereof. All persons and entities in any manner obligated under this Promissory Note hereby consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by federal or New York law.

                                        HARKEN ENERGY CORPORATION

                                        By:
                                           -------------------------------------
                                        Name:  Anna M. Williams
                                        Title: Vice President & CFO

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (the "Agreement"), dated as of the acceptance date set forth below, by and between Harken Energy Corporation, a Delaware corporation, with headquarters located at 580 WestLake Park Boulevard, Suite 600, Houston, Texas 77079 (the "Company"), and Kirr Marbach & Co. Employee Profit Sharing Plan, an Employee Profit Sharing Plan whose address is FBO Terry
B. Marbach, P.O. Box 1729, Columbus, IN 47202 (the "Noteholder").

                              W I T N E S S E T H:

     WHEREAS, the undersigned Noteholder hereby offers, upon the terms and subject to the limitations and conditions contained in this Agreement, to exchange 5% Senior Convertible Notes Due May 26, 2003 issued by the Company and held by the Noteholder (the "Exchange Notes") in the combined and outstanding principal amount of FOUR HUNDRED NINETY THOUSAND DOLLARS ($490,000) (the "Exchange Notes Principal") in return for a cash payment as described hereinafter and a Promissory Note as set forth in the form of Promissory Note in Exhibit "A" attached and incorporated herein by reference for all purposes; and

     WHEREAS, the Company wishes to accept such offer to exchange the Exchange Notes for the cash and Promissory Note described herein subject to the conditions of this Agreement;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


1. TERMS OF THE EXCHANGE: Upon the terms and subject to the limitations and conditions set forth in this Agreement, the undersigned Noteholder hereby offers to exchange, and the Company hereby accepts for exchange, the Exchange Notes.

     1.1  The Company agrees to provide to the Noteholder:

          (a). a cash payment payable on or before May 30, 2003 in an amount of ONE HUNDRED SEVENTY ONE THOUSAND FIVE HUNDRED DOLLARS ($171,500) (35% of the Exchange Notes Principal); and

          (b). a Promissory Note in a principal sum of TWO HUNDRED TWENTY THOUSAND FIVE HUNDRED DOLLARS ($220,500) (45% of the Exchange Notes Principal) pursuant to the terms and conditions as set forth in Exhibit "A" hereto.

     1.2 Noteholder agrees to deliver the Exchange Notes to the Company or its designee within 5 (five) business days or less following the execution of this Agreement. Noteholder further agrees to provide to the Company the wire instructions for the cash payment portion of the exchange no later than 3 business days before payment is due by the Company.

2. NOTEHOLDER REPRESENTATIONS AND WARRANTIES: The Noteholder represents and warrants to, and covenants and agrees with, the Company as follows:

     2.1 The Noteholder is the legal owner and holder of the Exchange Notes and will deliver the Exchange Notes free and clear of all liens, claims encumbrances, and security interests;

     2.2 The Noteholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transaction contemplated herein;

     2.3 The Noteholder is in compliance with any and all U. S. securities laws as such laws might apply to the Exchange Notes, and participation by the Noteholder in the transactions contemplated herein does not and will not violate such securities laws;

     2.4 The Noteholder is acquiring the Promissory Notes for its own account for investment only and not with a view towards the public sale or distribution thereof;

     2.5 This Agreement has been duly and validly authorized, executed and delivered on behalf of the Noteholder and is a valid and binding agreement of the Noteholder enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

3. COMPANY REPRESENTATIONS AND WARRANTIES: The Company represents and warrants to the Noteholder that:

     3.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the State of Texas. The Company has full power and authority to enter into this Agreement and consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms.

     3.2 This Agreement, when signed and delivered by Noteholder to the Company and then accepted by the Company, shall have been duly and validly authorized, executed and delivered on behalf of the Company and shall be a valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

     3.3 The Company is not aware of any authorization, approval or consent of any governmental body which is required to be obtained by the Company for the issuance of the Promissory Notes to the Noteholder as contemplated by this Agreement.

4.   ADDITIONAL COMPANY COVENANTS

     4.1 In connection with the Promissory Note to be provided pursuant to the terms of this Agreement, the Company agrees, so long as any payment obligation under the Promissory Note remains outstanding, to comply with the Section 10.10 "Limitation on Other Indebtedness" and Section 10.11 "Limitation on Liens" as set out in that certain Trust Indenture executed by the Company on May 28, 1998 in connection with the Exchange Notes (the "Trust Indenture"). Said Sections
10.10 and 10.11 of the Trust Indenture hereby are incorporated by reference for the limited purpose of this paragraph 4.

     4.2 The Company agrees that the obligations under this Agreement and respective Promissory Note shall hold the same status as more fully set out in
Section 14.01 "Seniority of Notes" of the Trust Indenture with respect to the Indebtedness (as defined in the Trust Indenture) and Subordinated Obligations (as defined in the Trust Indenture). Said Section 14.01 and definitions for Indebtedness and Subordinated Obligations of the Trust Indenture hereby are incorporated by reference for the limited purpose of this paragraph 4.

5.   CONDITIONS TO THE COMPANY'S OBLIGATION TO EXCHANGE

     The Noteholder understands that the Company's obligation to complete the exchange of the Exchange Notes pursuant to this Agreement is conditioned upon:

     5.2 The receipt and acceptance in its sole and absolute discretion by the Company of this Exchange Agreement from the Noteholder as evidenced solely by the execution and delivery to Noteholder of this Agreement by the Company;

     5.2 Timely delivery by the Noteholder of the Exchange Notes in accordance with this Agreement, and

     5.3 The accuracy on the Acceptance Date of the representations and warranties of the Noteholder contained in this Agreement.

6.   CONDITIONS TO THE NOTEHOLDER'S OBLIGATION TO EXCHANGE

     The Company understands that the Noteholder's obligation to accept the Promissory Notes and the cash consideration is conditioned upon:

     6.1 Delivery by the Company to the Note holder of this Agreement duly executed by the Company in acceptance thereof; and

     6.2 The accuracy on the acceptance date of the representations and warranties of the Company contained in this Agreement and the performance by the Company on or before the acceptance date of all covenants and agreements of the Company required to be performed on or before such acceptance date.

7.   INDEMNITY: Noteholder and Company acknowledge that M.J. Whitman, LLC
( 'MJW") is serving as intermediary in bringing together noteholders signing this Agreement and the Company. Noteholder and Company agree that the responsibilities of MJW shall be limited solely to facilitating this Agreement and that that MJW shall have no responsibility for ensuring compliance of Noteholder or the Company with any or all legal or regulatory requirements that may apply to either of them relating to this transaction. Noteholder and Company each agree to hold MJW and its affiliates, agents and employees harmless against any claim relating to a failure of either Noteholder or Company or any of their respective affiliates, agents or employees to fulfill any legal or regulatory requirement relating to this transaction. Further, Company hereby agrees to indemnify MJW and its affiliates, agents and employees against any liability that any of them may incur relating to this transaction (including but not limited to reasonable attorney's fees) as a result of the failure of Company or any of its respective affiliates, agents or employees to fulfill any legal or regulatory requirement relating to this transaction.

8.   GOVERNING LAW; MISCELLANEOUS.

     8.1 This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to its conflict of law rules.

     8.2 A facsimile transmission of this signed agreement shall be legal and binding on all parties hereto.

     8.3 The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     8.4 This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

9. ENTIRE UNDERSTANDING. This Agreement (including the attachments hereto) constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, whether written or oral. This Agreement may be amended only in a written document duly executed by both parties hereto.

10. NOTICES. Any notice to be given by the Company hereunder shall be deemed served if faxed to Noteholder at facsimile number 212-888-6016 with a telephone confirmation from Noteholder of receipt or if delivered to the Noteholder at its address set out in this Agreement. Any notice to be given by Noteholder hereunder shall be given by Noteholder and shall be deemed served if faxed to the Company at facsimile number (281) 504-6453 (Attention Elmer Johnston) with a telephone confirmation from the Company of receipt or if delivered to the Company at its address set out in this Agreement.

11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Either party may enter into this Agreement by executing any such counterpart.

IN WITNESS whereof, this Agreement has been entered into as of the day and year first above written.

KIRR MARBACH & CO. EMPLOYEE PROFIT SHARING PLAN


By:
   -------------------------------
Title:
      ----------------------------

NOTEHOLDER'S
IRS TAXPAYER NO.: 35-1339807
                  ----------

This Agreement has been accepted by the Company as of the date set forth below (the "Acceptance Date").

HARKEN ENERGY CORPORATION


By:
       ---------------------------
       Anna M. Williams
Title: Vice President and CFO


Date of Acceptance by the Company: May 26, 2003

                                   EXHIBIT "A"
                                   -----------

                                 PROMISSORY NOTE

$220,500                                                           April 1, 2003

FOR VALUE RECEIVED, Harken Energy Corporation (hereafter "Maker"), promises to pay to the order of Kirr Marbach & Co. Employee Profit Sharing Plan (the "Holder") the principal sum of TWO HUNDRED TWENTY THOUSAND FIVE HUNDRED DOLLARS ($220,500) together with interest on the unpaid principal from the date hereof at an annual rate of 10% for the ensuing interest bearing period. An initial installment of principal in the amount of ONE HUNDRED TWENTY TWO THOUSAND FIVE HUNDRED DOLLARS ($122,500) together with accrued interest shall be payable on or before October 31, 2003. A second and final installment of principal in the amount of NINETY EIGHT THOUSAND DOLLARS ($98,000) together with accrued interest shall be payable not later than April 30, 2004. All installments of principal and interest shall be payable at such place as may hereafter be designated by the Holder.

Upon the occurrence of any one or more of the following events, the entire principal balance remaining unpaid hereon together with all the interest accrued thereon shall forthwith become due and payable at the option of the Holder exercised by written notice:

     (a) a default in the payment of all or any part of any installment of principal or interest when and as the same shall become due and payable provided, however, that Holder shall first provide notice in writing to Maker of said default and allow Maker a period of no less than twenty (20) business days to cure the default; or

     (b) a receiver, trustee or similar official shall be appointed for the Maker or of the whole or any part of its property or any proceeding seeking the adjudication of the Maker as insolvent or seeking the liquidation, reorganization, adjustment or composition of the Maker's debts under any law relating to bankruptcy, insolvency or reorganization by or against the Maker and such appointment or proceeding continues undismissed or unvacated for a period of sixty
          (60) days; or

     (c) a breach by the Maker of any of the covenants set out in Section 4 of the Exchange Agreement.

This Promissory Note is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without application of the conflict of laws provisions or principles thereof. All persons and entities in any manner obligated under this Promissory Note hereby consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by federal or New York law.

                                        HARKEN ENERGY CORPORATION

                                        By:
                                           -------------------------------------
                                        Name:  Anna M. Williams
                                        Title: Vice President & CFO